UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2025

Callan JMB Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42506	99-0931141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Flightline Drive Spring Branch, Texas	78070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 438-0395

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CJMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2025, Callan JMB Inc., a Nevada corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with a certain investor (the “Investor”), whereby the Company has the right, but not the obligation, to sell to the Investor, up to an aggregate of $25 million (the “Investment Amount”) of shares (the “ELOC Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to the terms and conditions set forth therein.

The term of the Purchase Agreement is through the first day of the month immediately following the eighteen (18) month anniversary of the Commencement Date (as defined in the Purchase Agreement), or the date on which the Investor has purchased ELOC Shares pursuant to the Purchase Agreement for an aggregate purchase price of the Investment Amount. The Company has also agreed to issue to the Investor 15,000 shares of Common Stock (the “Commitment Shares”), to be issued to the Investor upon the effectiveness of the registration statement registering the resale of the ELOC Shares and the Commitment Shares. During the term, the Company may at its election deliver to the Investor a Regular Purchase Notice (as defined in the Purchase Agreement) in an amount between $500,000 and $2,000,000 per notice, each Regular Purchase priced at 95% (or 80% if our Common Stock is not then trading on the Nasdaq Capital Market) of the lowest daily volume-weighted average price (“VWAP”) of the Common Stock during a measurement period beginning on the trading day following the date the Investor receives the notice, and ending on the Trading Day upon which the aggregate dollar volume of the Common Stock traded on the Principal Market equals seven (7) times the Purchase Amount, in the aggregate, subject to a ten (10) Trading Day minimum. In connection with each Regular Purchase, the Company will deliver to the Investor an estimate of the number of ELOC Shares deliverable based on 90% of the closing price of the Common Stock on the trading day immediately preceding the notice date.

The Company may also, from time to time, deliver one or more Exemption Purchase Notices (as defined in the Purchase Agreement) in an aggregate principal amount not to exceed $1,000,000. The purchase price per share for each exemption purchase is 95% of the lowest daily VWAP of the Common Stock during the applicable measurement period. In connection with each exemption purchase, the Company is required to issue to the Investor a number of additional shares of Common Stock equal to 10% of the number of shares purchased in such exemption purchase.

The Investor’s ownership of Common Stock is subject to a 4.99% beneficial ownership limitation. The Company is not obligated to sell any shares under the Purchase Agreement and may consider a range of factors in determining whether to issue purchase notices. The issuance of the shares of ELOC Shares to the Investor is being made pursuant to exemptions from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act. The Company has also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”) in which the Company must file with the Securities and Exchange Commission, within 30 days of signing the Purchase Agreement, a registration statement covering the offering and sale of the ELOC Shares and the Commitment Shares. If we fail to timely file such registration statement, then we will be required to issue to the Investor 25,000 shares of our Common Stock within two trading days after such failure. If we fail to have such registration statement declared effective by the specified deadline, then we will be required to issue to the Investor 25,000 shares of our Common Stock within 2 trading days after such failure.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in its entirety by reference to the forms of the Purchase Agreement and the Registration Rights Agreement, a copy of each has been filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the securities in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

This Report and the exhibit(s) attached hereto, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or intention to update these forward-looking statements contained in this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of Equity Purchase Agreement, dated July 24, 2025, by and between Callan JMB Inc. and the Investor.
10.2	Form of Registration Rights Agreement, dated July 24, 2025, by and between Callan JMB Inc. and the Investor
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2025	Callan JMB Inc.

	By:	/s/ Wayne Williams
	Name:	Wayne Williams
	Title:	Chief Executive Officer